New accounting requirements	12 Months Ended
Dec. 31, 2022
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New accounting requirements
4. New accounting requirements
Amendments to accounting standards issued by the IASB and adopted in the year ended 31 December 2022 did not have a material impact on the results or financial position of the Group.
Certain new accounting standards, amendments to accounting standards and interpretations have been published that are not mandatory for 31 December 2022 reporting periods and have not been adopted early by the Group. These standards, amendments and interpretations are not expected to have a material impact on the results or financial position of the Group in future reporting periods.